                                                                    EXHIBIT 99.2


                                    AGREEMENT

           This Agreement, entered into this 22nd day of June, 2000, by and between CELERITY SYSTEMS, INC., a Delaware corporation, with an address of 122 Perimeter Park Drive, Knoxville, Tennessee 37922 ("Celerity"), and WIT TECHNOLOGIES INC. a Washington corporation, with an address of 9020 Greenwood Ave. N., Seattle, WA 98103 ("WIT").

         WHEREAS, Celerity designs and manufactures digital set top boxes and digital video servers; and

         WHEREAS, WIT desires to have Celerity manufacture such set top boxes and servers for its use;

           NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the parties hereby agreed as follows:

           1. WIT agrees, for a period of five (5) years following the date of this Agreement, to purchase all of its requirements for set top boxes from Celerity; provided that if Celerity advises WIT that it is unable or unwilling, for any reason, to timely fill any order (or portion thereof), then WIT shall be free to purchase from a third-party a number of units not to exceed the number of units included in the order (or portion thereof) that Celerity advised WIT it was unable to fill. WIT's requirements shall be deemed to include all requirements of end-users for which WIT is acting as agent, contractor, subcontractor or system integrator or is otherwise acting, directly or indirectly, in an intermediary capacity in connection with the sale or lease of set top boxes or systems including set top boxes. WIT agrees to order a minimum of five hundred thousand (500,000) set top boxes from Celerity within a period of five (5) years following the date of this Agreement (less any set top boxes purchased from a third-party as provided above), beginning with an initial order which will be placed not later than September 30, 2000. Celerity also agrees to provide WIT with three (3) set top boxes for use as demonstrators. WIT's purchase obligations under this Section 1 shall cease if Celerity's set top boxes fail to meet the standards attached hereto as Exhibit A. In the event Wit fails to meet the minimum purchase obligation, Celerity is entitled to liquidated damages, payable by wire transfer of immediately available funds to an account designated by Celerity, in the amount of $100,000. The parties acknowledge that as of the date hereof, the actual loss to Celerity is incapable of precise estimation and that the amount of such liquidated damages is fair and reasonable and bears a fair and reasonable relation, based on the circumstances existing as of the date hereof, to the probable loss as a result of WIT's failure to fulfill its obligations hereunder.

           2. Celerity agrees to sell WIT up to three (3) CTL 7000 and any number of CTL 9500 digital video servers within one year following the date of this Agreement. Celerity may, from time to time, advise WIT that Celerity is selling or planning to sell digital video servers and other products that may meet WIT's requirements. WIT agrees to give due, good faith consideration to the purchase of these servers and other products, to the extent that they meet WIT's requirements. Celerity also agrees to provide WIT with a CTL 7000 or a CTL 9500 digital video server for up to one (1) year following delivery to WIT for use as a demonstration unit (the "Demonstration Unit"). In turn, WIT agrees that (i) it will pay the freight charges for delivery of the Demonstration Unit to WIT in Seattle, Washington; (ii) it will provide a suitable location for the Demonstration Unit pursuant to the written specifications set forth on Exhibit E; (iii) it will maintain at least two (2) individuals who are trained in the use of the Demonstration Unit; (iv) it will keep the Demonstration Unit in good repair and will notify Celerity of any problems or issues that arise with respect to the Demonstration Unit; (v) it will not change, alter or modify the Demonstration Unit, including, without limitation, any software associated with the Demonstration Unit, without the prior written consent of Celerity; and (vi) Celerity, upon reasonable notice to WIT, may use the Demonstration Unit for its own use.

           3. All purchases by WIT of set top boxes and digital servers (the "Products") pursuant to this Agreement shall be pursuant to the terms set forth in Exhibits B and C (applicable to set top boxes) and Exhibit D (applicable to digital servers) annexed hereto and in accordance with Celerity's standard terms and conditions, as specified from time to time. Celerity may accept or reject any purchase orders in its sole discretion.

           4. Celerity agrees that WIT may specify its own trademark, logo or other identifying mark or designation ("Label") to be affixed to the Products. WIT agrees to pay any incremental cost for affixing a Label to a Product up to $500 per Label per Product. In addition, WIT agrees to provide camera ready art in the form required to affix any such Label. WIT agrees that it will assume all responsibility for and indemnify and hold Celerity harmless against any trademark infringement claim or other third party action based in any way on any WIT-designated Label affixed or to be affixed to the Products supplied by Celerity.

           5. (a) Subject to the remaining terms of this Section 5(a) and to
Section 5(b), Celerity agrees that neither it nor any subsidiaries, affiliates, officers, employees or agents (collectively, "Affiliates" and, singly, an "Affiliate") of Celerity will, without the specific prior written permission of WIT, directly or indirectly, sell (or seek to sell) any products or services to any of the following person or entities (collectively, "Covered Persons"): any corporation, partnership, limited liability company or other entity or individual introduced to it by WIT; provided that Celerity shall not be prohibited from selling (or seeking to sell) any products or services to any Covered Person if any third party initiates contact between Celerity and a Covered Person or arranges (or seeks to arrange) for the sale, directly or indirectly, by Celerity of products or services to a Covered Person, other than as a result of Celerity's referring such third party to such Covered Person. The parties acknowledge that Celerity's customers and other third parties are not prohibited from making contact with, dealing with or otherwise being involved with a Covered Person. The obligations of Celerity under this Section 5(a) shall expire upon the date that is six (6) months following the later of the date that (i) WIT has effected direct contact between Celerity and a Covered Person, as described in clause (A) of Section 5(b) below or (ii) Celerity has completed performance under any order for products to be sold by WIT to such Covered Person.

           (b) WIT may, from time to time, identify persons or entities (collectively, "Persons") whom it intends to be Covered Persons by notice in writing to Celerity naming such Covered Person and WIT's principal contact or contacts at such Covered Person. Each Person named as a Covered Person in such notice shall be deemed to be a Covered Person, unless (i) Celerity shall, within ten (10) business days following receipt of such notice, object to such notice on the grounds that (A) Celerity is already engaged in a business relationship with such Person or (B) Celerity has previously been engaged in a business relationship with such Person or (ii) WIT shall not, within thirty (30) days following such notice have either (A) effected a direct contact between such Covered Person and Celerity by means of a meeting, telephone conversation or correspondence, electronic or otherwise, or (B) entered into a purchase order with Celerity for products to be sold by WIT to such Person.

           6. Celerity agrees to sell to WIT one hundred thousand (100,000) shares of Celerity's common stock on the date of execution of this agreement at a price of $0.68 per share. Celerity's agreement to sell such shares is subject to WIT's execution of a subscription agreement in the form attached hereto as Exhibit F

           7. In addition to the terms of Section 6, Celerity agrees to issue warrants to purchase up to one million (1,000,000) shares of Celerity's common stock for a period of five (5) years from the date of issue of each warrant at a price equal to the Market Price (at the time of issuance) less fifteen (15%) percent; provided, however, that all of such warrant issuances are subject to shareholder approval if required. For purposes of this Agreement, "Market Price" is defined as the average closing sales price of Celerity's common stock for the five (5) trading days immediately prior to the end of the fiscal quarter immediately prior to the date the warrant was issued; provided, however, that, WIT shall only be entitled to purchase one warrant to purchase 20,000 shares for each 10,000 digital set top boxes purchased and fully paid for by WIT up to the maximum of warrants to purchase one million (1,000,000) shares. Purchases of less than 10,000 set top boxes shall be aggregated with any other purchases that have been fully paid and in respect of which warrants have not been issued; however, Celerity will not be required to issue warrants for less than the 20,000 shares in connection with purchases of less than 10,000 set top boxes that have not been aggregated to reach the 10,000 set top box threshold. The warrants shall be substantially in the form of Exhibit G annexed hereto.

           8. The parties acknowledge and agree that all information disclosed and materials distributed in connection with this Agreement or the transactions contemplated hereby is confidential information and that it will not disclose or distribute to any person or use for its own account any such confidential information, that (a) such confidential information shall remain the property of the originating party, (b) unless otherwise authorized by the party or required by law, the parties shall use the confidential information solely in connection with the transactions contemplated hereby (a "Designated Purpose"), (c) the parties shall not disclose such confidential information to anyone except (i) those of its officers, directors, agents and employees with a need to know in connection with the Designated Purpose, and shall notify each individual who is permitted access to the confidential information that such disclosure has been made in confidence, or (ii) as may be required by law or any legal process, and (d) the parties shall not copy or reproduce any confidential information except to the extent necessary for its permitted use. The parties agree to distribute a mutually acceptable press release within two business days after execution of this Agreement.

           9. Unless renewed by the parties, this Agreement shall expire five
(5) years following the date hereof; provided that such expiration shall not affect the parties' respective obligations arising prior to such termination.

           10. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other agreements with respect thereto, oral or written. This Agreement may only be modified or amended in a writing executed by both parties.

           11. This Agreement shall inure to the benefit of and shall be binding on the parties hereto and their respective successors and assigns.

           12. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Washington applicable to contracts made and entirely to be performed within such state. In the event of litigation, the prevailing party is entitled to an award of its attorneys' fees and costs.

           13. All notices hereunder shall be in writing, shall be directed to the parties at their respective addresses set forth above (or such other address as either party may designate by notice to the other), and shall be effective upon delivery by registered or certified mail, return receipt requested, by hand delivery or by recognized national courier service.

           14. If any provision of this Agreement is, becomes or is deemed invalid or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to applicable law so as to be valid, legal and enforceable in such jurisdiction. The validity, legality and enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction. If such provision cannot be so amended without materially altering the intention of the parties, it shall be stricken in the jurisdiction so deeming, and the remainder of this Agreement shall remain in full force and effect.

           15. This Agreement may be executed one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

           IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date set forth above.


                                  WIT TECHNOLOGIES, INC.

                                  By: /s/ Charles K. Burger
                                     --------------------------
                                     Name:
                                     Title:


                                  CELERITY SYSTEMS, INC.


                                  By: /s/ Kenneth D. Van Meter
                                     --------------------------
                                     Name: Kenneth D. Van Meter
                                     Title: President

                                    EXHIBIT A

                              T 6000 SPECIFICATIONS

    VIDEO                                        INTERFACES
      NTSC tuner/modulator                         2 Universal Serial Bus (USB)
      VGA out                                      ports
      Composite video out                          RS 232 port
      S-video out                                  CEB us
      Video line in/out

    AUDIO                                        NETWORK
      Musicam MPEG stereo audio out                Ethernet-TM- 10BaseT
      PC audio line out (headphone)                ATM 25.6
      Line in                                      DAVIC AO Utopia NIM
                                                   interface

    CONTROL                                      DIMENSIONS
      Universal infrared remote                    Weight: 6 pounds (2.7 kg)
      Wireless keyboard (optional)                 Size
      Wired keyboard (optional)                    Length: 11-5/8 inches (29.5
                                                   cm)
                                                   Width: 13 inches (33 cm)
                                                   Height: 2-7/8 inches (7.2 cm)

    PROCESSOR                                    MEMORY
       Winchip 166-300 MHz or                       32 MB DRAM
       equivalent                                   2 MB Video RAM
                                                    5 MB FLASH


                                    EXHIBIT B

                           T6000 DIGITAL SET TOP BOXES

Available volume Based on 90 day interval after receipt of order. Freight to be paid by WIT from Celerity plant. Celerity may have multiple plants. As of the date hereof, set top boxes are shipped from Taipei, Taiwan.

Terms are per verifiable line of credit or other arrangements as mutually agreed upon.


Year and quarter           Maximum projected available volume PER MONTH

2000       2Q              0

           3Q              0 July
                           0 August
                           2,000 September

           4Q              5,000

2001       1Q              25,000

           2Q              25,000

           3Q              45,000

           4Q              50,000

2002 and beyond            100,000


                                    EXHIBIT C

                          T 6000 DIGITAL SET TOP BOXES


                 2000 Pricing per unit by quarter
                  3Q                  $550 each

                  4Q                  $500 each



         2001 Units per month           Price per unit
              0-1,000                        $500
              1,001-2,500                     480
              2,501-5,000                     460
              5,001-10,000                    440
              10,001-20,000                   420
              20,001-50,000                   400
              50,001+                         380



         2002 and beyond

         Pricing shall reflect no more than a 5% inflation adjustment above 2001 pricing or "most favored nation" pricing (best pricing offered on similar volume for similar product to similar client on similar terms), whichever is less.

         Freight to be paid by WIT from Celerity plant. Celerity will pay duties and taxes. Pricing does not include wireless keyboard or energy management software, or any other items identified as options in our brochure and price list. Pricing is for the unit exactly as configured today. Opportunities may exist for cost reduction by removing unnecessary features or components. However, changes requested by customer that add features or components may increase pricing. All such modifications will be negotiated at the time of request.

                                    EXHIBIT D

                              DIGITAL VIDEO SERVERS

Celerity will sell to WIT up to three (3) CTL 7000 digital video servers for the specific purpose of demonstration or demo sites, the price being $50,000 each, FOB Knoxville, TN, installed.

Celerity will sell WIT any quantity of CTL 9500 digital video servers commencing on the first availability date, which is anticipated to be September 30, 2000. The price for such units is anticipated, depending upon size and features, to be less than $50,000 each, FOB plant. Celerity agrees to provide most favored nation pricing, as defined earlier, for such sales.

                                    EXHIBIT E

                      SPECIFICATIONS FOR DEMONSTRATION UNIT

To install a CTL 7000 you need the following:

1. A/C power - standard dedicated 110 VAC (like in your home) 20 Amp service (15 amps will do, but there are times when other equipment could be on this circuit).

2. Heating/Ventilation/Air Conditioning (HVAC) - The room must maintain a temperature between 41 degrees F and 80 F with a relative humidity between 40% and 80%.

3. Floor strength - The CTL 7000 weights 775 pounds and a pressure of 246 pounds per square inch on the floor.

4.       Unit dimensions - H:76.5", W:28", D:30"

5. Access to cabinet - 6" on both sides of the 28" dimension, 26" front and 26" back clearance for the front and back door (added to the 30" depth).

6. Data cables - ATM: Category 5 (CAT 5) wiring for connection from the FORE switch to the T 6000 Digital Set Top Box(es) with a maximum distance of 100 meters, Ethernet: CAT 5 wiring from the rear of the T 6000 to the Internet Service Provider (ISP) usually through an Ethernet Hub. The use of RJ-45 wall jacks for the ATM and Ethernet connections makes the installation look much better.

7.       ISP information required:

         a. The DNS IP address
         b. A static IP address for the T 6000
         c. The IP address of the gateway
         d. The subnet mask for the above
         e. Do we have to deal with a proxy server?

8. Analog television feed cable - analog cable should available in the demo room to connect to the rear of the T 6000 (F-connector).

9. Connection to a display device - If S-Video or VGA connections (best quality picture) are used from the T 6000, an audio cable and/or speakers will be required.

                                    EXHIBIT F

                         FORM OF SUBSCRIPTION AGREEMENT

                             SUBSCRIPTION AGREEMENT

         This Subscription Agreement (this "Agreement") dated as of June ___, 2000 is made between Celerity Systems, Inc., a Delaware corporation, with an office at 122 Perimeter Park Drive, Knoxville, Tennessee 37932 (the "Company"), and WIT Technologies, Inc, a Washington corporation, with an office at 9020 Greenwood Ave. N., Seattle, Washington 98103 (the "Subscriber"). The Subscriber is subscribing for an aggregate of 1,000,000 shares (the "Shares") of the Company's common stock, $.001 par value per share (the "Common Stock"), at an aggregate purchase price (the "Purchase Price") of $________ or approximately $____ per share.

         WHEREAS, the Subscriber desires to subscribe for the Shares and the Company desires to accept such subscription;

         NOW, THEREFORE, in consideration of the premises and the agreements, representations and warranties of the parties contained herein, the parties hereby agree as follows:

         13. AGREEMENT TO SUBSCRIBE. The Subscriber hereby irrevocably subscribes for and agrees to purchase the Shares at the Purchase Price. The Subscriber is enclosing with this Agreement a check (or checks) payable to the order of the Company in the full amount of the Purchase Price.

         14. ACCEPTANCE OF SUBSCRIPTION. Deposit and collection of any check tendered herewith shall not be deemed an acceptance of the Subscriber's subscription. The sole evidence of such acceptance shall be the delivery to the Subscriber of a copy of this Agreement duly executed by an executive officer of the Company. The Subscriber acknowledges that until such execution and delivery, this subscription shall not have been accepted, and no sale of the Shares to the Subscriber shall have occurred. Promptly following the date of the acceptance of this Subscription (the "Closing Date"), the Company will mail to the Subscriber an appropriately signed stock certificate representing the Shares, registered in Subscriber's name and bearing the restrictive legend provided for in Section 6(c).

         15. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber represents, warrants and agrees with the Company as follows:

         a. In evaluating the suitability of an investment in the Company, the Subscriber has only relied upon information provided to the Subscriber by the Company specifically in connection with this Agreement. With respect to individual or other tax and other economic considerations involved in this investment, the Subscriber is not relying on the Company (or any agent of the Company) or any other person. The Subscriber has carefully considered and has, to the extent the Subscriber believes such discussion necessary, discussed with the Subscriber's professional legal, tax, accounting and financial advisers the suitability of an investment in the Shares for the Subscriber's particular tax and financial situation and has determined that the Shares being subscribed for by the Subscriber are a suitable investment for the Subscriber.

         b. The Subscriber acknowledges that all documents pertaining to this investment have been made available for inspection by the Subscriber, the Subscriber's attorney, accountant or adviser(s). The Subscriber and/or the Subscriber's adviser(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the investment in the Shares, including, without limitation, the risks inherent in such an investment, and all such questions have been answered to the full satisfaction of the Subscriber.

         c. The Subscriber is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

         d. By reason of the business or financial experience, including experience in investing in non-listed and non-registered securities, of the Subscriber or the Subscriber's professional advisors, who are unaffiliated with and who are not compensated by the Company or any affiliate of any of them, directly or indirectly, the Subscriber and/or such professional advisors are sophisticated investors and have the capacity to protect the Subscriber's interests in connection with the investment in the Shares.

         e. If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state in which the Subscriber resides, has adequate means of providing for the Subscriber's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment. The Subscriber acknowledges that there is no public market for the Shares, and there can be no assurance that any such market will ever develop.

         f. The Subscriber or the Subscriber's purchaser representative, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the Subscriber to utilize the information made available to the Subscriber in connection with the investment in the Shares to evaluate the merits and risks of an investment in the Shares, and to make an informed investment decision with respect thereto.

         g. None of the Shares has been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state. The Subscriber represents that the Subscriber is purchasing the Shares for the Subscriber's own account, for investment and not with a view to resale or distribution. The Subscriber has not offered or sold the Shares or any portion thereof nor does the Subscriber have any present intention of dividing such Shares with others or of selling, distributing or otherwise disposing of any portion of such Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act. The Subscriber understands that it is the position of the Securities and Exchange Commission (the "Commission") that the statutory basis for an exemption under the Securities Act would not be present in connection with the issuance of the Shares if the Subscriber's present intention were to purchase the Shares with an intent to resell or to hold such securities for a short period, for a deferred sale, for a market rise, or for any other fixed period. The Subscriber is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available; and, the Company has no obligation to register the Shares subscribed for hereunder or to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of the Shares.

         h. The Subscriber recognizes that investment in the Shares involves substantial risks, including loss of the entire amount of such investment.

         i. The Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act ("Regulation D"), unless the following box is checked to indicate non-accredited investor status. / /

         j. If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (A) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Shares; and (B) to purchase and hold such Shares; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation, trust or estate has not been formed for the specific purpose of acquiring the Shares, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501 of Regulation D and has submitted information substantiating such individual qualification. This Agreement constitutes a valid and binding obligation of the Subscriber, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors rights generally and to general principles of equity.

         k. If the Subscriber is a retirement plan or is investing on behalf of a retirement plan, the Subscriber acknowledges that investment in the Shares poses additional risks, including the inability to use losses generated by an investment in the Shares to offset taxable income.

         l. If the Subscriber is not a United States person (as defined by Section 7701(a)(3) of the Internal Revenue Code of 1986, as amended, or any successor provision), the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase,
(iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Subscriber's subscription and payment for and continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of any applicable non-United States jurisdiction.

         m. The Subscriber has not engaged any "finder," broker or other financial intermediary in connection with the purchase and sale of the Shares.

         n. The execution and delivery by the Subscriber of this Agreement, its consummation of the transaction contemplated hereby, and its compliance with the provisions hereof, will not (i) if the Subscriber is a corporation or other entity, violate or conflict with its Certificate of Incorporation or By-laws or other constituent or organizational documents, (ii) violate, conflict with, or give rise to any right of termination, cancellation, or acceleration under any agreement or instrument to which the Subscriber is a party, (iii) result in the imposition of any Encumbrance on any asset of the Subscriber, (iv) violate or conflict with any laws or regulations applicable to the Subscriber, or (v) require any consent or approval of, notice to, or filing with any entity or person, except for any notice or filing which will be made on a timely basis. For purposes of this Agreement, "Encumbrance" means any security interest, mortgage, lien, pledge or charge.

         o. The Subscriber shall indemnify and hold harmless the Company, and each officer, director or control person of the Company, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Subscriber to the Company (or any agent of the Company) or omitted or alleged to have been omitted by the Subscriber, concerning the Subscriber or the Subscriber's authority to invest or financial position in connection with the Subscriber's investment in the Shares, including, without limitation, any such misrepresentation, misstatement or omission contained in this Agreement or any other document submitted by the Subscriber to the Company, against losses, claims, damages, liabilities and expenses (including attorneys' fees and expenses, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or any such officer, director or control person in connection with any such action, suit or proceeding. To the extent that any indemnification provided for in the preceding provisions of this

Section 3(o) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities, expenses or judgments referred to in these provisions, then, in lieu of indemnifying such indemnified party, the Subscriber shall contribute to the amount paid or payable by such indemnified party as a result of any of the foregoing in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the representations, statements or omissions which resulted in such losses, claims, damages, liabilities, judgments or expenses, as well as any other relevant equitable considerations.

         16. ACKNOWLEDGMENTS OF THE SUBSCRIBER. The Subscriber understands, acknowledges and agrees with the Company as follows:

         a. Except as set forth in Sections 1 and 2 above, the Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives and permitted assigns.

         b. No federal or state agency has made any finding or determination as to the accuracy or adequacy of the information contained herein or otherwise or as to the fairness of the terms of the purchase and sale of the Shares for investment nor any recommendation or endorsement of the investment in the Shares.

         c. The purchase and sale of the Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) or 3(b) of the Securities Act, and, if applicable, in the sole judgment of the Company, the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber herein and in any other documents furnished by the Subscriber to the Company.

         d. It is understood that in order not to jeopardize the exempt status under Section 4(2) or 3(b) of the Securities Act of the purchase and sale of the Shares and, if applicable, in the sole judgment of the Company, Regulation D thereunder, any transferee of the Shares (if such transfer is otherwise permitted hereunder) may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

         e. The representations, warranties and agreements of the Subscriber contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Shares as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Shares.

         f. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or controlling persons of the Company, the Company has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable to such extent.

         17. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents, warrants and agrees with the Subscriber as follows:

         a. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and has full corporate power and authority to execute this Agreement and to consummate the transactions herein described.

         b. The Shares, when issued in accordance with all of the provisions hereof, will be fully-paid and non-assessable.

         c. The Company has taken all corporate action necessary to authorize its execution and delivery of this Agreement, the performance of its obligations hereunder, and its consummation of the transaction contemplated hereby. This Agreement has been executed and delivered by an officer of the Company in accordance with such authorization. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors rights generally and to general principles of equity.

         d. The execution and delivery by the Company of this Agreement, its consummation of the transaction contemplated hereby, and its compliance with the provisions hereof, will not, except to the extent that any of the matters described in clause (ii), (iii), (iv) or (v) would not have a material adverse effect upon the Company, (i) violate or conflict with its Certificate of Incorporation or By-laws, (ii) violate, conflict with, or give rise to any right of termination, cancellation, or acceleration under any agreement or instrument to which the Company is a party, (iii) result in the imposition of any Encumbrance on any asset of the Company, (iv) violate or conflict with any laws or regulations applicable to the Company, or (v) require any consent or approval of, notice to, or filing with any entity or person, except for any notice or filing which will be made on a timely basis.

         e. Assuming the accuracy of representations and warranties of Subscriber contained in this Agreement, the sale of the Shares contemplated hereby is exempt from registration under the Securities Act.

         f. The Company has not engaged any "finder," broker or other financial intermediary in connection with the purchase and sale of the Shares.

         18. TRANSFERS OF SHARES.

         a. Except as expressly permitted herein, the Subscriber shall not, directly or indirectly, sell, transfer, assign, pledge, bequeath, hypothecate, mortgage, grant any proxy with respect to, or in any other way encumber or otherwise dispose of (collectively, "transfer") the whole or any part of his or its Shares or any interest therein which the Subscriber now owns or hereafter acquires until the second anniversary of the Closing Date and shall not transfer any such shares or interest from and after such second anniversary, except in full compliance with the provisions of this Section 6. The Company shall not transfer on its books any Shares or issue any certificate on account of the Shares or in lieu of any prior certificate thereof unless there has been full compliance with the terms of this Agreement. Any purported transfer in violation of this Agreement shall be invalid.

         b. Neither the Subscriber nor any other person or entity shall transfer the whole or any part of his or its Shares or any interest therein, except as permitted under the Securities Act and applicable state securities laws, pursuant to registration thereunder or exemption therefrom. Unless the Shares are so registered, the Company shall have received a written opinion of counsel, which counsel and opinion are satisfactory to counsel for the Company, to the effect that such disposition is exempt from the registration requirements of the Securities Act and any other applicable securities laws, together with such other documentation, executed by the Subscriber and/or the transferee, as the Company may require. The undersigned hereby consents to the placement by the Company of stop transfer orders with respect to the Shares with any transfer agent, transfer clerk or other agent at any time acting for the Company.

         c. The Subscriber further agrees that each certificate representing any of the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

            "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such act or such laws or an exemption from registration under such act and such laws, which is available, in the opinion of counsel for the holder, which counsel and opinion are satisfactory to counsel for this corporation."

         19. REGISTRATION. The Company agrees to use commercially reasonable efforts to register the resale of the Shares under the Securities Act as soon as practicable after the Closing Date.

         20. CONFIDENTIALITY. The Subscriber acknowledges and agrees that all information disclosed and materials distributed in connection with the transactions contemplated by this Agreement or during any meeting of the Company's Board of Directors is confidential information and that it will not disclose or distribute to any person or use for its own account any such confidential information. The Subscriber agrees further with respect to all such confidential information, that (a) such confidential information shall remain the property of the Company, (b) unless otherwise authorized by the Company or required by law, the Subscriber shall use the confidential information solely in connection with the transactions contemplated hereby (a "Designated Purpose"),
(c) the Subscriber shall not disclose such confidential information to anyone except (i) those of its officers, directors, agents and employees with a need to know in connection with the Designated Purpose, and shall notify each individual who is permitted access to the confidential information that such disclosure has been made in confidence, or (ii) as may be required by law or any legal process, and (d) the Subscriber shall not copy or reproduce any confidential information except to the extent necessary for its permitted use.

         21. NOTICES. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered, delivered by recognized national courier service or sent by registered or certified mail, return receipt requested, addressed: (i) if to the Company, at the address set forth in the preamble hereto and to the attention of its President, with a copy to Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, New York, NY 10176, attention: Shalom Leaf or (ii) if to the Subscriber, at the address set forth on the signature page hereto, or at such other address as may have been specified by written notice given in accordance with this Section 9; provided that the Subscriber agrees that in no event shall the Company be required to furnish any notice hereunder to more than one person (together with a copy to one counsel) on behalf of Subscriber.

         22. GOVERNING LAW; JURISDICTION. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and wholly to be performed in New York by and between residents of New York. The parties agree that any and all claims arising under this Agreement or relating thereto shall be heard and determined either in the United States District Court for the Southern District of New York or in the courts of the State of New York located in the City and County of New York. The parties agree to submit themselves to the personal jurisdiction of those courts and not to raise any objection to venue being had in those courts.

         23. MISCELLANEOUS. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. This Agreement may not be assigned by the Subscriber, in whole or in part, without the prior written consent of the Company. This Agreement shall be binding upon the Subscriber, the Subscriber's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, oral or written. This Agreement may be amended or modified only by a writing executed by both parties hereto, and no provision hereof may be waived, except in a writing executed by the waiving party. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.


                                     * * * *

         The Subscriber has read this Agreement carefully and fully understands its provisions.

         IN WITNESS WHEREOF, the Subscriber has executed this Agreement as of the ___________ day of June, 2000.

Signature of individual Subscriber(s):
                                      -----------------------------------------

Signature of Corporation,
partnership, trust, or estate Subscriber:
                                         --------------------------------------
                                                   (Name of Entity)

                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

Tax Identification No. of Subscriber
                                    -------------------------------------------

         The terms of the foregoing, including the subscription described therein, are agreed to and accepted on this ____ day of June, 2000.


                                         CELERITY SYSTEMS, INC.


                                         By:
                                            -----------------------------------
                                            Kenneth D. Van Meter, President

                                    EXHIBIT G

                                 FORM OF WARRANT

No. W -            Warrant to Purchase ________________
                   Shares of Common Stock of Celerity Systems, Inc. (subject to adjustment)

Date of Issuance - __________, 2000

                                     WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                             CELERITY SYSTEMS, INC.

         This certifies that, for value received, ___________________, or its registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from CELERITY SYSTEMS, INC., a Delaware corporation (the "Company"), ________________ shares of the Common Stock of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment of the exercise price (the "Exercise Price") therefor, as set forth in Sections 2 and 3 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

         1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on __________, 2000 and ending at 5:00 p.m., Eastern Time on ___________, 2005 and shall be void thereafter (the "Term").

         2. EXERCISE PRICE. The Exercise Price at which this Warrant may be exercised shall be _______________ per share of Common Stock, as adjusted from time to time pursuant to Section 11 hereof (the "Exercise Price").

         3.   EXERCISE OF WARRANT.

              a. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, but not for less than 100 shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in
Section 11 below), at any time, or from time to time, during the Term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto as EXHIBIT A duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash or by check acceptable to the Company in an amount equal to the product of the Exercise Price set forth in Section 2 above multiplied by the number of shares of Common Stock being purchased upon such exercise.

              b. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

         4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Current Market Value multiplied by such fraction.

         Current Market Value of one share of Common Stock shall mean:

              (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ National Market system or Small Cap system, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

              (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the NASDAQ Electronic Bulletin Board or its then existing successor on the last business day prior to the date of the exercise of this Warrant; or

              (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         6. RIGHTS OF STOCKHOLDERS. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company.

         7.   TRANSFER OF WARRANT.

              a. WARRANT REGISTER. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

              b. TRANSFERABILITY AND NONNEGOTIABILITY OF WARRANT AND UNDERLYING COMMON STOCK. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act") , title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto as EXHIBIT B) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. The Common Stock to be issued upon exercise hereof, may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company).

              c. EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the

Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise thereof.

              d. COMPLIANCE WITH SECURITIES LAWS.

                 i. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                 ii. This Warrant and all shares of Common Stock issued upon exercise hereof shall, unless registered under the Act, be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

              THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF

              RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

         8. RESERVATION OF STOCK. The Company covenants that during the Term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein) . The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         9.   NOTICES.

              a. Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Treasurer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

              b. In case

                 i. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                 ii. of any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another incorporation, or

                 iii. of any voluntary dissolution, liquidation of winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date therein specified.

              c. All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third (3) business day following the date of such mailing.

         10.  AMENDMENTS.

              a. Any term of this Warrant may be amended with the written consent of the Company and the Holder.

              b. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         11. ADJUSTMENTS. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

              11.1 MERGER, RECLASSIFICATION, ETC. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall, by merger, consolidation, reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such merger, consolidation, reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided herein.

              11.2 SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

              11.3 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

              11.4 NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

         12.  MISCELLANEOUS.

              12.1 AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

              12.2 NOTICES. Any notices required to be sent to a Holder will be delivered to the address of such Holder shown on the books of the Company. All notices referred to herein will be delivered in person or sent by first class mail, postage prepaid, and will be deemed to have been given when so delivered or sent.

              12.3 DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of the paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the laws of the State of Delaware, without regard to principles of conflicts or choice of law.

         IN WITNESS WHEREOF, CELERITY SYSTEMS, INC. caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:_______ __, 2000


                                  CELERITY SYSTEMS, INC.

                                  By:
                                     ------------------------------
                                     Kenneth D. Van Meter
                                     President and Chief Executive Officer

AGREED AND ACCEPTED:

HOLDER:
       ----------------------------
       By:
       Title:

                                    EXHIBIT A

                           FORM OF NOTICE OF EXERCISE

To:      CELERITY SYSTEMS, INC.

         (1) The undersigned hereby elects to purchase shares of Common Stock of CELERITY SYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                  ------------------------------
                                  [Name]


                                  ------------------------------
                                  [Name]

         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                  ------------------------------
                                  [Name]

--------------------------        -----------------------------
[Date]                            [Signature]

                                    EXHIBIT B

                             FORM OF ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below but not below _______________.



Name of Assignee                   Address                        No. of Shares
--------------------------------------------------------------------------------



and does hereby irrevocably constitute and appoint Attorney to make such transfer on the books of CELERITY SYSTEMS, INC. maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.


DATED:
      --------------------------         ------------------------------
                                         Signature of Holder



                                         ------------------------------
                                                 (witness)


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